SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2003

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

    Delaware                        333-102489                   74-2440850
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

        745 7th Avenue, 7th Floor                                   10019
             New York, NY
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(Address of principal executive offices)                          Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.

      The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $333,629,921 in aggregate principal amount Class A1-I, Class A1-II, Class A-IO-F, Class A-PO-F, Class A1-III, Class A-IO-III, Class B1-F, Class B1-III, Class B2-F, Class B2-III, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-7H on February 28, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 24, 2003, as supplemented by the Prospectus Supplement, dated February 27, 2003 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1-I, Class A1-II, Class A-IO-F, Class A-PO-F, Class A1-III, Class A-IO-III, Class B1-F, Class B1-III, Class B2-F, Class B2-III, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $334,803,737.06 as of February 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            1.1 Terms Agreement, dated February 25, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of February 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Citibank, N.A., as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.3 Servicing Agreement, dated as of February 1, 2003, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

            99.4 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Commercial Federal Bank and Lehman Brothers Bank, FSB.

            99.5 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Countrywide Home Loans, Inc. and Lehman Brothers Bank, FSB.

            99.6 Reconstituted Servicing Agreement, dated as of February 1, 2003, between GMAC Mortgage Corporation and Lehman Brothers Bank, FSB.

            99.7 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Suntrust Mortgage, Inc. and Lehman Brothers Bank, FSB.

            99.8 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB.

            99.9 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Waterfield Mortgage Company, Inc. and Lehman Brothers Bank, FSB.

            99.10 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

            99.11 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

            99.12 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003, between Lehman Brothers Bank FSB and GMAC Mortgage Corporation.

            99.13 Master Servicing Agreement, dated as of May, 2000, between Centre Capital Group, Inc. and Suntrust Mortgage, Inc.

            99.14 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American Mortgage Company.

            99.15 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

            99.16 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

            99.17 Master Servicing Agreement, dated as of June 19, 2001, between Centre Capital Group, Inc. and Commercial Federal Mortgage Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION


                                               By: /s/ Ellen Kiernan
                                                   -----------------------------
                                               Name: Ellen Kiernan
                                               Title: Senior Vice President

Date: March 17, 2003

                                  EXHIBIT INDEX

Exhibit No.                          Description                        Page No.
-----------                          -----------                        --------

      1.1 Terms Agreement, dated February 25, 2003, between Structured Asset Securities Corporation, as
                  Depositor and Lehman Brothers Inc., as the
                  Underwriter.

      4.1 Trust Agreement, dated as of February 1, 2003, among Structured Asset Securities Corporation, as
                  Depositor, Aurora Loan Services Inc., as Master
                  Servicer and Citibank, N.A., as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Brothers
                  Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

      99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

      99.3 Servicing Agreement, dated as of February 1, 2003, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

      99.4        Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Commercial Federal Bank and Lehman Brothers Bank, FSB.

      99.5        Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Countrywide Home Loans, Inc. and Lehman Brothers Bank, FSB.

      99.6        Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between GMAC Mortgage Corporation and Lehman Brothers Bank, FSB.

      99.7        Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Suntrust Mortgage, Inc. and Lehman Brothers Bank, FSB.

      99.8        Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB.

      99.9        Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Waterfield Mortgage
                  Company, Inc. and Lehman Brothers Bank, FSB.

      99.10       Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

      99.11 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

      99.12 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003, between Lehman
                  Brothers Bank FSB and GMAC Mortgage Corporation.

      99.13 Master Servicing Agreement, dated as of May, 2000, between Centre Capital Group, Inc. and Suntrust
                  Mortgage, Inc.

      99.14 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American Mortgage Company.

      99.15 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and
                  Waterfield Mortgage Company, Inc.

      99.16 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

      99.17 Master Servicing Agreement, dated as of June 19, 2001, between Centre Capital Group, Inc. and
                  Commercial Federal Mortgage Corporation.